UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2021 (December 27, 2021)

Welsbach Technology Metals Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	85-106702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 S Craig Place

Lombard, Illinois 60148

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 900-0242

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC

Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2021, Welsbach Technology Metals Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 7,500,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”) and one right to receive one-tenth of one share of Common Stock of the Company (“Right”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $75,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File Nos. 333-261467) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 2, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated December 27, 2021, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated December 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	Unit Purchase Option, by and between the Company and Chardan Capital Markets, LLC, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	An Insider Letter Agreement, dated December 27, 2021, by and among the Company, its officers, directors, certain of its advisors and the Company’s sponsor Welsbach Acquisition Holdings LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Stock Escrow Agreement, dated December 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 27, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated December 27, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Unit Subscription Agreement, dated December 27, 2021 (the “Sponsor Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Unit Purchase Agreement, the Company completed the private sale of an aggregate of 347,500 Units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,475,000. The Private Placement Units are identical to the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 27, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $75,000,000 (an aggregate of $10.00 per Unit sold to the public in connection with the IPO), comprised of certain proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 9 months (or up to 15 months if the Company extends the period of time to consummate a business combination) from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 9 months (or up to 15 months if the Company extends the period of time to consummate a business combination) from the closing of the IPO, subject to applicable law.

On December 27, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 30, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 27, 2021, by and between the Company and Chardan Capital Markets, LLC, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Rights Agreement, dated December 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

4.2	Unit Purchase Option, dated December 27, 2021, by and between the Company and Chardan Capital Markets, LLC.

10.1	Letter Agreement, dated December 27, 2021, by and among the Company, its officers, directors, certain advisors, and the Sponsor.

10.2	Investment Management Trust Agreement, dated December 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Stock Escrow Agreement, dated December 27, 2021, by and between the Company, the Sponsor and Continental Stock Transfer & Trust Company, as escrow agent.

10.4	Registration Rights Agreement, dated December 27, 2021, by and among the Company and certain security holders.

10.5	Administrative Support Agreement, dated December 27, 2021, by and between the Company and the Sponsor.

10.6	Private Placement Units Purchase Agreement, dated December 27, 2021, by and between the Company and the Sponsor.

99.1	Press Release, dated December 27, 2021.

99.2	Press Release, dated December 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Welsbach Technology Metals Acquisition Corp.

Dated: December 30, 2021	By:	/s/ Daniel Mamadou
		Name:	Daniel Mamadou
		Title:	Chief Executive Officer

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